UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 31, 2023

SEACOAST BANKING CORPORATION OF FLORIDA
(Exact Name of Registrant as Specified in Charter)

Florida	000-13660	59-2260678
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

815 Colorado Avenue, Stuart, Florida	34994
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (772) 287-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.10 par value	SBCF	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On January 31, 2023, Seacoast Banking Corporation of Florida (“Seacoast” or the “Company”) filed a Current Report on Form 8-K to report under Item 2.01 that the Company and Seacoast's wholly-owned subsidiary Seacoast National Bank, had completed its previously announced merger (the “Merger”) with Professional Holding Corp. (“Professional”) (NASDAQ: PFHD), parent company of Professional Bank. At the effective time of the Merger, Professional merged with and into Seacoast, and Professional Bank merged with and into Seacoast National Bank, pursuant to the terms and conditions of the Agreement and Plan of Merger by and among Seacoast, Seacoast National Bank, Professional and Professional Bank, dated as of August 7, 2022 (the “Merger Agreement”).

This Amendment No. 1 amends the Company’s Current Report on Form 8-K filed on January 31, 2023 to include the financial statements and unaudited pro forma combined financial information referred to in Item 9.01(a) and (b) below relating to the Merger.

Cautionary Note Regarding Forward-Looking Statements

Statements in this Amendment No. 1 to the Current Report on Form 8-K, including the pro forma combined financial information attached hereto, contain “forward-looking statements” within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995. The pro forma combined financial information is based on preliminary estimates and assumptions that could cause actual results to differ materially from those expected or implied by the pro forma combined financial information or the estimates and assumptions used in preparing the pro forma combined financial information. The pro forma combined financial information and forward-looking statements are based on current expectations and projections about future events. Investors are cautioned that forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties that cannot be predicted or quantified and, consequently, the actual performance of the Company may differ materially from that expressed or implied by such forward-looking statements. Certain factors that could cause actual results to differ materially from the Company’s expectations include the risks detailed under “Item 1A. Risk Factors” contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and in the other documents the Company files with the SEC. Many of these factors are beyond the Company’s ability to control or predict. Forward-looking statements are not guarantees of performance

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Audited financial statements of Professional and its consolidated subsidiaries as of and for the years ended December 31, 2021 and 2020, and the notes related thereto, which are included in Exhibits 99.2 and 99.3 hereto and are incorporated herein by reference. Unaudited financial statements of Professional and its consolidated subsidiaries as of and for the nine months ended September 30, 2022 and September 30, 2021, and the notes related thereto, which are included in Exhibit 99.4 hereto and are incorporated herein by reference.

(b) Pro Forma Financial Information.

Unaudited pro forma combined financial information of Seacoast as of and for the year ended December 31, 2021 and as of and for the nine months ended September 30, 2022, and the notes related thereto, which are included in Exhibit 99.5 hereto and incorporated herein by reference.

(d) Exhibits

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of August 7, 2022, by and among Seacoast Banking Corporation of Florida, Seacoast National Bank, Professional Holding Corp. and Professional Bank (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on August 11, 2022).
23.1	Consent of Ernst & Young LLP
23.2	Consent of Crowe LLP
99.1	Press Release of Seacoast Banking Corporation of Florida, dated January 31, 2023 (incorporated by reference to Exhibit 99.1 to the Company's Current Report on Form 8-K filed on January 31, 2023).
99.2	Audited consolidated financial statements of Professional as of and for the year ended December 31, 2021 (incorporated by reference to Professional’s Annual Report on Form 10-K for the year ended December 31, 2021, including the report of Ernst & Young LLP on such audited consolidated financial statements, filed with the Securities and Exchange Commission on March 31, 2022).
99.3	Audited consolidated financial statements of Professional as of and for the year ended December 31, 2020 (incorporated by reference to Professional’s Annual Report on Form 10-K for the year ended December 31, 2021, including the report of Crowe LLP on such audited consolidated financial statements, filed with the Securities and Exchange Commission on March 31, 2022).
99.4	Unaudited consolidated financial statements of Professional as of and for the nine months ended September 30, 2022 and September 30, 2021 (incorporated by reference to Professional’s Quarterly Report on Form 10-Q filed on November 9, 2022).
99.5	Unaudited pro forma combined financial information of Seacoast as of and for the nine months ended September 30, 2022 (incorporated by reference to the Company’s Registration Statement on Form S-4, as amended, filed on November 10, 2022).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACOAST BANKING CORPORATION OF FLORIDA

By:	/s/ Tracey L. Dexter
Tracey L. Dexter Chief Financial Officer

Date: March 15, 2023